Business Developments	12 Months Ended
Mar. 31, 2023
Business Combinations [Abstract]
Business Developments	BUSINESS DEVELOPMENTS
Sale of MUFG Union Bank and Investment in Shares of U.S. Bancorp
In September 2021, the MUFG Group agreed to the sale of all shares in MUFG Union Bank, N.A. (“MUFG Union Bank”), the wholly-owned primary operating subsidiary in the United States, to U.S. Bancorp (“USB”), which is not a related party of the MUFG Group. The businesses of MUFG Union Bank that the MUFG Group transferred to USB exclude the Global Corporate & Investment
Banking (GCIB) business (with certain exceptions as agreed to by the parties, including certain deposits of the GCIB business that were retained by MUFG Union Bank), the Global Markets business to the extent related to the GCIB business and certain assets and liabilities that are part of shared middle and back office functions. Under a legal agreement, the assets and liabilities of these operations were transferred to other entities within the MUFG Group before it sold the shares of MUFG Union Bank. Through this transaction, the MUFG Group aimed to maximize shareholder value by improving our capital efficiency. In addition, as of the end of the reporting period (ended March 31, 2023), the corporate credit card business for GCIB business customers and certain Japanese customers was expected to be transferred from MUFG Union Bank to MUFG Bank, subject to contractual conditions precedent. Such transfer was completed subsequent to the reporting period.

The assets and liabilities of MUFG Union Bank, which were transferred to USB, were reclassified as held for sale, and included in Other assets and Other liabilities in the accompanying consolidated balance sheets at March 31, 2022.

Assets and liabilities reclassified as held for sale at March 31, 2022 are shown below:

At March 31, 2022
(in millions)
Assets held for sale:
Interest-earning deposits in other banks	¥1,110,633
Investment securities	3,188,257
Loans, net of allowance for credit losses	6,561,316
Other	761,361
Total	¥11,621,567
Liabilities held for sale:
Deposits	¥10,448,481
Other	709,179
Total	¥11,157,660

The carrying amount of any assets that are not covered by the guidance on long-lived assets and included in the disposal group, must be adjusted in accordance with other applicable guidance before measuring the disposal group by lower of cost or market method. The loss amount, which was recognized through lower of cost or market method from the assets and liabilities held for sale, was ¥134,141 million for the fiscal year ended March 31, 2022. Such amount, which included the fluctuation of the fair value related to the transferred business from the date of the contract to March 31, 2022, is included in Impairment (reversal of impairment) of assets held for sale in the consolidated statements of operations. However, the fair value less cost to sell exceeded the carrying value during the first half of the fiscal year ended March 31, 2023, and the reversal of ¥134,141 million, which is included in Impairment (reversal of impairment) of assets held for sale in the consolidated statements of operations, was recognized, and as a result, the valuation allowance for assets held for sale which was included in Other Asset was fully reversed.

On December 1, 2022, the MUFG Group sold all the issued and outstanding shares of common stock of MUFG Union Bank to USB for the agreed upon consideration, received ¥754.0 billion in cash and 44,374,155 shares, ¥276.1 billion, of USB common stock representing approximately 3% of the outstanding shares subject to future closing adjustments. The MUFG Group will receive from USB an additional ¥464.5 billion in cash within five years of the closing date, whose discounted present value at sale was ¥396.6 billion. Before the closing of the share transfer, MUFG Union Bank declared and paid a special dividend of approximately ¥636.8 billion to MUAH. The MUFG Group recorded a pretax gain on the sale of MUFG Union Bank of ¥557,954 million, net of cost to sell the business. The gain was included in Gain on sale of MUFG Union Bank in the consolidated statements of operations for the fiscal year ended March 31, 2023. The business of MUFG Union Bank that was transferred to USB had ¥13,935.6 billion in assets at sale, including ¥2,251.3 billion of interest-earning deposits in other banks, ¥3,123.3 billion of investment securities, and ¥7,567.7 billion of loans. The total amount of liabilities was ¥13,128.0 billion, including ¥11,789.9 billion of deposits. The pretax loss recorded for the business transferred to USB was ¥52,021 million, ¥11,385 million and ¥506,329 million for the fiscal years ended March 31, 2021, 2022 and 2023, respectively. The cash receipts and cash payments for loans held for sale that were originated by MUFG Union Bank during the current year, prior to the sale to USB, are presented within Net increase in loans held for sale in the business transferred to U.S. Bancorp in the consolidated statement of cash flows for the fiscal year ended March 31, 2023. MUFG Union Bank's cash and cash equivalents balance at sale was ¥2,433.8 billion, which when combined with ¥754.0 billion in cash received from USB and certain adjustments resulted in a net decrease in cash and cash equivalents at sale of ¥1,711.8 billion.
As described in Note 1, fiscal years of certain subsidiaries, which end on December 31, and MUFG’s fiscal year, which ends on March 31, have been treated as coterminous. The fiscal year end of MUFG Union Bank is December 31 and the profit, loss and other comprehensive income for the period from September 1, 2022 to November 30, 2022, which is the three-month lag period preceding the sale date of December 1, 2022, are not reflected on the consolidated statements of operations and the consolidated statements of comprehensive income for the fiscal year ended March 31, 2023, and instead have been recognized as direct adjustments to retained earnings and accumulated other comprehensive income, respectively for the elimination of the difference in reporting periods of the sold and transferred business. In addition, the assets and liabilities of the MUFG Union Bank operations that were transferred to other entities within MUFG before the sale of MUFG Union Bank were transferred to MUFG entities with a fiscal year end of March 31, which required the reporting lag associated with such transferred assets and liabilities to be eliminated. At the time of transfer, the three months of activity immediately preceding the transfer were recognized directly in equity. The effects of the elimination of the difference in reporting periods for the sale of MUFG Union Bank and transfer of such assets and liabilities prior to the sale resulted in a net adjustment to unappropriated retained earnings of ¥223,273 million including Loss on valuation adjustment for loans held for sale of ¥114,139 million and impairment of Investment securities losses of ¥143,408 million, and to accumulated other comprehensive income (loss), net of taxes of ¥20,291 million, which is recorded in Elimination of the difference in reporting periods of the transferred business in the consolidated statements of equity for the fiscal year ended March 31, 2023.